Income Taxes (Details ) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets -liabilities):
Reserves	$ 12	$ 35
Property and equipment	80	171
Accrued expenses	619	1,034
Severance	56	39
Non-qualified stock options	268	420
Net foreign carryforwards	1,906	1,844
Net operating loss and credit carryforwards	6,801	8,054
Intangibles	605	907
Total deferred tax assets	10,347	12,504
Valuation allowance	(10,896)	(13,114)
Net deferred tax liabilities	$ (549)	$ (610)